Exhibit 10.38

***	indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Adjustment

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00053 DATE OF CHANGE ORDER: September 27, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	This Change Order serves only to correct an error in accounting for previous change order values. The Process Flares Modification Provisional Sum Change Order was originally transmitted as CO-00049 for a value of $***, and this value was subsequently carried forward in CO-00050 and CO-00051. The Process Flares Modification Provisional Sum Change Order was revised and reissued as CO-00052 for a value of $***; CO-00049 is void and will not be executed. This Change Order removes $*** for CO-00049 from the Net change by previously authorized Change Orders value shown below. Exhibit A shows the calculation for this correction.

Adjustment to Contract Price

The original Contract Price was		$3,900,000,000
Net change by previously authorized Change Orders (#0001-00052)	$	***
The Contract Price prior to this Change Order was	$	***
The Contract Price will be (increased) by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$4,128,172,715

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

October 10, 2016	September 28, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Operating Spare Part Provisional Sum Closeout

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00054 DATE OF CHANGE ORDER: November 3, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The value of the Operating Spare Part Provisional Sum in the Agreement was U.S. $11,261,229. Parties now agree to close this Provisional Sum. Actual cost for the Operational Spare Parts was $13,613,811. The contract price will be increased by $2,493,737 which reflects the closure of the provisional sum and allowance for the 6% fee.

2.	The Provisional Sum breakdown is described as follows:

a.	The previous Operating Spare Part Provisional Sum specified in Article 2.4 of Attachment EE, Schedule EE-2, of the Agreement was U.S. $11,261,229. The Operating Spare Part Provisional Sum will be reduced by U.S. $11,261,229. The new value of the Operating Spare Part Provisional Sum will be $0.

b.	The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Two Hundred Seventy One Million Seven Hundred Eighty Nine Thousand Ninety Six U.S. Dollars (U.S.$271,789,096). This Change Order will decrease the Aggregate Provisional Sum amount by Eleven Million Two Hundred Sixty One Thousand Two Hundred Twenty Nine U.S. Dollars (U.S.$11,261,229) and the new Aggregate Provisional Sum value shall be Two Hundred Sixty Million, Five Hundred Twenty Seven Thousand, Eight Hundred Sixty Seven U.S. Dollars (U.S. $260,527,867).

3.	The overall cost breakdown for this closure of the Provisional Sum is detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#0001-00053)	$228,172,715
The Contract Price prior to this Change Order was	$4,128,172,715
The Contract Price will be (increased) by this Change Order in the amount of	$2,493,737
The new Contract Price including this Change Order will be	$4,130,666,452

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor

Ed Lehotsky	Bhupesh Thakkar
Name	Name

SVP LNG E&C	Senior Project Manager
Title	Title

November 28, 2016	November 3, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Existing Facility Labor Provisional Sum Closeout

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00055 DATE OF CHANGE ORDER: November 21, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The previous value of the Existing Facility Labor Provisional Sum last amended in Change Order CO-00040 was U.S. $54,310,395. Parties now agree to close this Provisional Sum. Actual cost for the Existing Facility Labor was $52,358,979. The contract price will be decreased by $1,951,416 which reflects the closure of the provisional sum.

2.	The Provisional Sum breakdown is described as follows:

a.	The previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was Fifty-Four Million, Three Hundred Ten Thousand, Three Hundred Ninety-Five U.S. Dollars (U.S. $54,310,395) and 480,634 hours. This Change Order will amend the previous values respectively to Fifty-Two Million, Three Hundred Fifty-Eight Thousand, Nine Hundred Seventy-Nine U.S. Dollars (U.S. $52,358,979) and 456,578 hours.

b.	The Existing Facility Labor Provisional Sum will be reduced by U.S. $52,358,979. The new value of the Existing Facility Labor Provisional Sum will be $0.

c.	The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Two Hundred Sixty Million, Five Hundred Twenty-Seven Thousand, Eight Hundred Sixty-Seven U.S. Dollars (U.S. $260,527,867). This Change Order will decrease the Aggregate Provisional Sum amount by Fifty-Two Million, Three Hundred Fifty-Eight Thousand, Nine Hundred Seventy-Nine U.S. Dollars (U.S. $52,358,979) and the new Aggregate Provisional Sum value shall be Two Hundred Eight Million, One Hundred Sixty-Eight Thousand, Eight Hundred Eighty-Eighty U.S. Dollars (U.S. $208,168,888).

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#0001-00054)	$230,666,452
The Contract Price prior to this Change Order was	$4,130,666,452
The Contract Price will be (decreased) by this Change Order in the amount of	$(1,951,416)
The new Contract Price including this Change Order will be	$4,128,715,036

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor

Ed Lehotsky	Bhupesh Thakkar
Name	Name

SVP LNG E&C	Senior Project Manager
Title	Title

November 30, 2016	November 22, 2016
Date of Signing	Date of Signing